EXHIBIT 10.87

                    AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT

           AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT made and entered into as of 31st day of December, 2003, by and among INSCI Corp., a Delaware corporation (the "Company"), SCP Private Equity Partners II, L.P., a Delaware Limited Liability Partnership ("SCP") and CSSMK, LLC, a Massachusetts Limited Liability Company (the "Stockholder" or CSSMK").

                                    RECITALS

         WHEREAS, the Company, SCP and CSSMK are agreeable to an Amendment to the Stockholders Agreement; and

         WHEREAS, SCP has purchased an additional 180,450 shares of Series C Preferred Stock; and

         WHEREAS, CSSMK has purchased an additional 51,557 shares of Series C Preferred Stock.

                  NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

         FIRST:   The Stockholders  Agreement dated as of December 31, 2003
(Stockholders Agreement) is ratified, adopted and confirmed and is annexed hereto, made a part hereof, and marked as Exhibit "1" .

         SECOND: The Company has sold and conveyed 180,450 shares of Series C Preferred Stock to SCP and 51,557 shares of Series C Preferred Stock to CSSMK, and the parties agree that all terms and conditions contained in the Stockholders Agreement will govern and be binding upon SCP and CSSMK with respect to the purchase of 180,450 shares of Series C Preferred Stock being purchased by SCP on even date and the 51,557 shares of Series C Preferred Stock purchased by CSSMK.

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 1 TO STOCKHOLDERS Agreement as of the date above written.

COMPANY:                                    SCP:

INSCI CORP.                                 SCP PRIVATE EQUITY PARTNERS II, L.P.
                                            BY: SCP PRIVATE EQUITY II GENERAL
                                                PARTNER, L.P., ITS GENERAL
                                                PARTNER
By:    /s/ HENRY F. NELSON                  BY: SCP PRIVATE EQUITY II, LLC
   --------------------------------

Name:  Henry F. Nelson

Title: CEO                                  BY:    /s/ WINSTON CHURCHILL
      -----------------------------            -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            STOCKHOLDER:

                                            CSSMK, LLC

                                            By:    /s/ HENRY F. NELSON
                                               -------------------------------
                                            Name:  Henry F. Nelson
                                                 -----------------------------
                                            Title: Manager
                                                  ----------------------------